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                      "CONFIDENTIAL TREATMENT REQUESTED"

                               REDACTED VERSION




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                                                                   EXHIBIT 10.74


                                                   United Contract No. 105190-A1
                                                               December 31, 1994


Mesa Airlines, Inc.
2325 East 30th Street
Farmington, New Mexico 87401

AMENDMENT OF UNITED EXPRESS AGREEMENT

Ladies and Gentlemen:

    Reference is made to (i) that certain expanded partner marketing agreement between United Air Lines, Inc., a Delaware corporation ("United") and Mesa Airlines, Inc., a New Mexico corporation ("Mesa") dated February 15, 1990, as amended, (as amended, the "United Express Agreement") relating to Mesa's scheduled air service operations as a "United Express Carrier", as that term is defined in the United Express Agreement, and (ii) that certain Omnibus Agreement dated as of the date hereof (the "Omnibus Agreement") among United, Air Wisconsin Inc., a Wisconsin corporation ("AW"), First Security Bank of Utah, National Association, as Operating Trustee, and Mesa, relative to the sale and sublease of DHC 8-100 and DHC 8-300 aircraft to Mesa, and other related transactions.

    This amendment agreement (this "Amendment"), when fully executed by the parties hereto, will become part of the United Express Agreement and will evidence the parties' further agreement with respect to the matters set forth below.

    In the event of any conflict between any of the provisions of this Amendment and the provisions of the United Express Agreement, the provisions of this Amendment shall govern. All terms used herein and in the United Express Agreement, unless otherwise defined herein, shall have the same meaning as in the United Express Agreement.

    This will confirm our agreement, subject to the conditions subsequent stated below, to amend the United Express Agreement as follows:

                 1. A. Term. The term of the United Express Agreement shall be extended for a period of ten (10) years, commencing on February 15, 1995, the day after the last day of the current term of the United Express Agreement.

                     B. Program Fees. Beginning on [CONFIDENTIAL PORTION DELETED] the program fees charged under the United Express Agreement will [CONFIDENTIAL PORTION DELETED] the program fees charged under the current United Express Agreement. Thereafter, during the [CONFIDENTIAL PORTION DELETED] of this [CONFIDENTIAL PORTION DELETED] extension of the United Express Agreement, on each annual anniversary of the [CONFIDENTIAL PORTION DELETED] date, the program fees charged under the United Express Agreement will [CONFIDENTIAL PORTION DELETED] per year. During the

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         [CONFIDENTIAL PORTION DELETED] of this [CONFIDENTIAL PORTION
         DELETED] extension of the United Express Agreement, on each annual anniversary of the [CONFIDENTIAL PORTION DELETED] date, the program fees charged under the United Express Agreement will increase at a rate equal to the [CONFIDENTIAL PORTION DELETED] during the then-prior [CONFIDENTIAL PORTION DELETED] in the [CONFIDENTIAL PORTION DELETED], United's costs of business and other relevant considerations; provided, such program fee increases shall be subject to [CONFIDENTIAL PORTION DELETED].

                     C. Covered City-Pairs. (i) United shall grant to Mesa the [CONFIDENTIAL PORTION DELETED] to serve as a United Express carrier in
         (a) the [CONFIDENTIAL PORTION DELETED] city-pairs listed in Exhibit H, and (b) the [CONFIDENTIAL PORTION DELETED] city-pairs listed on Exhibit I (collectively, all such Exhibit H and I city-pairs, the "Covered City-Pairs"); provided, the foregoing shall in no way restrict United but, rather, United shall continue to have the right to [CONFIDENTIAL PORTION DELETED] by (1) any affiliate of United operating jet aircraft with no less than [CONFIDENTIAL PORTION DELETED], or (2) United itself) in any city-pair (including, without limitation, any Covered City-Pairs), as United in its sole discretion shall determine, or (Y) the service of [CONFIDENTIAL PORTION DELETED] in (1) any city-pair other than the Covered City-Pairs, (2) any Covered City-Pair on Exhibit I [CONFIDENTIAL PORTION DELETED] as measured airport to airport, or (3) any Covered City-Pair if either United (whether by (1) any affiliate of United operating jet aircraft with [CONFIDENTIAL PORTION DELETED], or
         (2) United itself) or [CONFIDENTIAL PORTION DELETED] of the date of this Agreement in Principle or, as of any future date, if United or such affiliate of United has then served such Covered City-Pair [CONFIDENTIAL PORTION DELETED] for at least [CONFIDENTIAL PORTION DELETED].

                          (ii) Notwithstanding the foregoing provisions of
                     Section 3.C.(i), Mesa shall not commence any United Express service to or from any Covered City-Pair without [CONFIDENTIAL PORTION DELETED]. Upon or concurrently with Mesa's request [CONFIDENTIAL PORTION DELETED], the parties shall agree to [CONFIDENTIAL PORTION DELETED]. These minimum United Express service levels shall be deemed added to and covered by Mesa's covenant in Section 3.D.(ii) hereof.

                         (iii) [CONFIDENTIAL PORTION DELETED]:

                               (a) Mesa's operation of its United Express
                         service in any Covered City-Pair [CONFIDENTIAL PORTION DELETED] either (X) on [CONFIDENTIAL PORTION DELETED], for the [CONFIDENTIAL PORTION DELETED] or (Y) on a [CONFIDENTIAL PORTION DELETED], for the [CONFIDENTIAL PORTION DELETED], in United's reasonable judgment.


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                               (b) Mesa's operation of its United Express
                         service in any Covered City-Pair is such that [CONFIDENTIAL PORTION DELETED] (as measured from [CONFIDENTIAL PORTION DELETED] of the succeeding year), in United's reasonable judgment.

    United may not require [CONFIDENTIAL PORTION DELETED] in the affected Covered City-Pair. Further, United may not give notice or require additional service in a Covered City-Pair until [CONFIDENTIAL PORTION DELETED].

    Mesa shall commit to United that it will [CONFIDENTIAL PORTION DELETED] required by United [CONFIDENTIAL PORTION DELETED]. After [CONFIDENTIAL PORTION DELETED], taking into account the [CONFIDENTIAL PORTION DELETED] in [CONFIDENTIAL PORTION DELETED], other [CONFIDENTIAL PORTION DELETED] needs, and such other factors normally considered [CONFIDENTIAL PORTION DELETED] sufficient time to [CONFIDENTIAL PORTION DELETED] unless United agrees in writing otherwise.

    [CONFIDENTIAL PORTION DELETED] may (X) allow another air carrier to serve the affected Covered City-Pair, [CONFIDENTIAL PORTION DELETED], or (Y) [CONFIDENTIAL PORTION DELETED] in the affected Covered City-Pair; so long as, the [CONFIDENTIAL PORTION DELETED] is required to [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED] as United required [CONFIDENTIAL PORTION DELETED], or (Z) both (X) and (Y).

                         (iv) If Mesa's United Express service is not serving any Covered City-Pair, and United, in its reasonable judgment, [CONFIDENTIAL PORTION DELETED].

    Mesa shall commit to United [CONFIDENTIAL PORTION DELETED] required by United [CONFIDENTIAL PORTION DELETED]. After committing to provide [CONFIDENTIAL PORTION DELETED], Mesa and United shall agree [CONFIDENTIAL PORTION DELETED], taking into account the [CONFIDENTIAL PORTION DELETED], other [CONFIDENTIAL PORTION DELETED] needs, and such other factors normally considered [CONFIDENTIAL PORTION DELETED] sufficient time to [CONFIDENTIAL PORTION DELETED] unless United agrees in writing otherwise.

    [CONFIDENTIAL PORTION DELETED].

                          (v) The parties recognize and acknowledge that [CONFIDENTIAL PORTION DELETED] described in Section 3.C.(iii)(a) and (b), above, are based on the parties' assumption of [CONFIDENTIAL PORTION DELETED]. If:

                               (a) the [CONFIDENTIAL PORTION DELETED] of
                         passenger seats on Mesa's [CONFIDENTIAL PORTION DELETED] to any Covered City-Pair which are [CONFIDENTIAL PORTION DELETED] for (X) any [CONFIDENTIAL PORTION DELETED], or (Y) on a


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                         [CONFIDENTIAL PORTION DELETED], for any [CONFIDENTIAL
                         PORTION DELETED] United's [CONFIDENTIAL PORTION DELETED] during the time periods, and

                               (b) if Mesa's operation of [CONFIDENTIAL PORTION
                         DELETED] in any [CONFIDENTIAL PORTION DELETED] is such that it is exceeding [CONFIDENTIAL PORTION DELETED] either (as applicable) (X) on [CONFIDENTIAL PORTION DELETED], for any then[CONFIDENTIAL PORTION DELETED]
                         (Y) on a [CONFIDENTIAL PORTION DELETED], for any then [CONFIDENTIAL PORTION DELETED], in United's [CONFIDENTIAL PORTION DELETED],

then United will notify Mesa of United's determination and request Mesa [CONFIDENTIAL PORTION DELETED] days [CONFIDENTIAL PORTION DELETED]. United may not require [CONFIDENTIAL PORTION DELETED] the reasonable estimation of United the [CONFIDENTIAL PORTION DELETED] would result in [CONFIDENTIAL PORTION DELETED] in the affected Covered City-Pair. Further, United may not give notice or require [CONFIDENTIAL PORTION DELETED] in a [CONFIDENTIAL PORTION DELETED] until [CONFIDENTIAL PORTION DELETED].

                     D. Covenants. The following covenants of Mesa shall be added to the United Express Agreement:

                          (i) Except as existing as of the date of this Agreement, neither Mesa, nor any affiliate, shall enter into an express agreement, partner agreement or code-sharing agreement (or any amendment or supplement thereof, or letter agreement or side letter thereto) with any other air carrier in connection with service to or from [CONFIDENTIAL PORTION DELETED];

                         (ii) With respect to any [CONFIDENTIAL PORTION DELETED] Mesa will [CONFIDENTIAL PORTION DELETED] of United Express service [CONFIDENTIAL PORTION DELETED] in Exhibits H and I hereto with respect to any Covered City-Pair. It is provided, however, that if [CONFIDENTIAL PORTION DELETED] in any [CONFIDENTIAL PORTION DELETED], (x) [CONFIDENTIAL PORTION DELETED] for [CONFIDENTIAL PORTION DELETED], in United's reasonable judgment, then Mesa will have the right to [CONFIDENTIAL PORTION DELETED], subject to Mesa notifying United [CONFIDENTIAL PORTION DELETED] implement or concomitantly is implementing;

                        (iii) Notwithstanding Mesa's right to reduce its levels of service] (described, above, in Section 3.D.(ii)), [CONFIDENTIAL PORTION DELETED], as of the date of this
                     Agreement:

                               (a) [CONFIDENTIAL PORTION DELETED] (as defined
                         below) [CONFIDENTIAL PORTION DELETED] after the date of this Agreement;

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                               (b) [CONFIDENTIAL PORTION DELETED] numbers of
                         [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED] and of [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED] to or from [CONFIDENTIAL PORTION DELETED];

                               (c) provided, further, that both (I) Mesa's
                         [CONFIDENTIAL PORTION DELETED], and (II) Mesa's [CONFIDENTIAL PORTION DELETED].

                         (iv) Notwithstanding [CONFIDENTIAL PORTION DELETED] (described above in Section 3.D.(ii)) for any city in which Mesa (or an affiliate of Mesa):

                               (a) either [CONFIDENTIAL PORTION DELETED], or
                         [CONFIDENTIAL PORTION DELETED] its intention
                         [CONFIDENTIAL PORTION DELETED] (with respect to each such city affected, the earliest of such service commencement date, announcement date and publication date, [CONFIDENTIAL PORTION DELETED], and

                               (b) as of the relevant [CONFIDENTIAL PORTION
                         DELETED], has not either [CONFIDENTIAL PORTION DELETED] (which shall include publicly announcing its [CONFIDENTIAL PORTION DELETED] (any such city covered by this clause (iv), a "New UE City"), then

                               (I) [CONFIDENTIAL PORTION DELETED];

                              (II) [CONFIDENTIAL PORTION DELETED], subject to
                         an adjustment, in cases where [CONFIDENTIAL PORTION DELETED] have not been provided [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED] immediately prior to the [CONFIDENTIAL PORTION DELETED] of such [CONFIDENTIAL PORTION DELETED] to [CONFIDENTIAL PORTION DELETED] Mesa's United Express operations provide, Which [CONFIDENTIAL PORTION DELETED] shall become fixed (subject to clause (III), below) after the completion [CONFIDENTIAL PORTION DELETED] of such operations as [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED] in such [CONFIDENTIAL PORTION DELETED];

                             (III) provided, further, that both (I) Mesa's
                         [CONFIDENTIAL PORTION DELETED], and (II) Mesa's [CONFIDENTIAL PORTION DELETED] both [CONFIDENTIAL PORTION DELETED] made in the [CONFIDENTIAL PORTION DELETED] and [CONFIDENTIAL PORTION DELETED] with respect to [CONFIDENTIAL PORTION DELETED] (both before and after the [CONFIDENTIAL PORTION DELETED] referred to in clause (II), above).

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                     E. [CONFIDENTIAL PORTION DELETED] The [CONFIDENTIAL PORTION
         DELETED] Section of the United Express Agreement shall be revised to cover (i) [CONFIDENTIAL PORTION DELETED], and (ii), in addition to the provisions already provided therein, [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED] any of the [CONFIDENTIAL PORTION
         DELETED] in Section 3.D above.

                     F. [CONFIDENTIAL PORTION DELETED] During the extended term of the United Express Agreement, United shall [CONFIDENTIAL PORTION DELETED] the commercial practicabilities [CONFIDENTIAL PORTION DELETED], on mutually satisfactory terms and conditions, [CONFIDENTIAL PORTION DELETED].

                     G. Assignment, Merger and Acquisitions. (i) Article 17 paragraph C of the Expanded Partner Agreement will be amended to read as follows:

                        C.(1) For purposes of this Article 17.C "Qualifying
                     Transactions" means any a) [CONFIDENTIAL PORTION DELETED] (except where the [CONFIDENTIAL PORTION DELETED], b) [CONFIDENTIAL PORTION DELETED] of the assets or aircraft of Contractor, or c) [CONFIDENTIAL PORTION DELETED] in Contractor [CONFIDENTIAL PORTION DELETED], excluding [CONFIDENTIAL PORTION DELETED] or [CONFIDENTIAL PORTION DELETED] with the appropriate governmental authorities; provided, for the purposes of this Article 17.C, Contractor shall mean not only Contractor but [CONFIDENTIAL PORTION DELETED]; provided, further, upon the taking of effect of the [CONFIDENTIAL PORTION DELETED] or other transaction which results in [CONFIDENTIAL PORTION DELETED] such [CONFIDENTIAL PORTION DELETED] must also agree to the provisions of this Section 17.C (and in the absence of any prior notification to the contrary from Contractor or such [CONFIDENTIAL PORTION DELETED], such [CONFIDENTIAL PORTION DELETED] will be deemed to agree, and be bound by, the provisions of this Section 17.C.

                         (ii)  [CONFIDENTIAL PORTION DELETED].

                     H. [CONFIDENTIAL PORTION DELETED] United's right, under or pursuant to the United Express Agreement, [CONFIDENTIAL PORTION DELETED] under or pursuant to the United Express Agreement, will be expanded to specifically include the right of United [CONFIDENTIAL PORTION DELETED] and procedures or directly through settlement between the parties, all or any portion of [CONFIDENTIAL PORTION DELETED] other transferor) of any or all of the [CONFIDENTIAL PORTION DELETED], by Mesa (or any affiliate), [CONFIDENTIAL PORTION DELETED] of any or all [CONFIDENTIAL PORTION DELETED], pursuant to any of the other terms and provisions of any of [CONFIDENTIAL PORTION DELETED], or in order to [CONFIDENTIAL PORTION DELETED] of such [CONFIDENTIAL PORTION DELETED], for any [CONFIDENTIAL

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

         PORTION DELETED] United may in its discretion [CONFIDENTIAL PORTION DELETED] (or any affiliate), as [CONFIDENTIAL PORTION DELETED], or in order to [CONFIDENTIAL PORTION DELETED] United may [CONFIDENTIAL PORTION DELETED] as a result of Mesa's (or its affiliate's) [CONFIDENTIAL PORTION DELETED] under any such [CONFIDENTIAL PORTION DELETED], and which payments have not been [CONFIDENTIAL PORTION DELETED] prior to the time that United so [CONFIDENTIAL PORTION DELETED].

                     2. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREUNDER.

                     3. Captions. The captions in this Amendment are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

                     4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Please confirm your agreement by executing four counterparts of this Amendment in the spaces provided below and returning two of the countersigned copies of this Amendment to United.

                                       Very truly yours,

                                       UNITED AIR LINES, INC.


                                       _________________________________________
                                       Its:_____________________________________

                                       We confirm our agreement to the foregoing this ____ day of December, 1994:


                                       MESA AIRLINES, INC


                                       _________________________________________
                                                Chief Executive Officer

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                                                   EXHIBITS A, B, C, D, E, F & G

            EXHIBITS A, B, C, D, E, F & G ARE INTENTIONALLY NOT USED.

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                                                                       EXHIBIT H


                   List of Existing United Express City-Pairs

Between    Min. No. Daily Freq. of Aircraft:     Min. No. Daily Passenger Seat:
[CONFIDENTIAL PORTION DELETED]:
               Arrivals    Departures    Arrivals    Departures

         [CONFIDENTIAL PORTION DELETED]

                  * Service to begin [CONFIDENTIAL PORTION DELETED] **Service to begin [CONFIDENTIAL PORTION DELETED]


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             List of Existing United Express City-Pairs (Continued)

Between    Min. No. Daily Freq. of Aircraft:     Min. No. Daily Passenger Seat:
[CONFIDENTIAL PORTION DELETED]:
               Arrivals    Departures    Arrivals    Departures

         [CONFIDENTIAL PORTION DELETED]


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                            ATTACHMENT 1 TO EXHIBIT H

         [CONFIDENTIAL PORTION DELETED]

              Market                   Frequency                          Seats








         [CONFIDENTIAL PORTION DELETED]





         Frequencies and seats in one or two stop markets are counted for all markets where the flights stop. Minimum frequency and seats not included for contract markets.


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                                                                       EXHIBIT I

                      List of New United Express City-Pairs

         Min. No. Daily Freq. of Aircraft:       Min. No. Daily Passenger Seat:
Between [CONFIDENTIAL PORTION DELETED]:
               Arrivals    Departures    Arrivals    Departures

         [CONFIDENTIAL PORTION DELETED]


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